Affinity Group Holding, Inc.
$130,000,000
11% Senior Notes due 2007

                                  PURCHASE AGREEMENT
                                  ------------------

                                                                  March 27, 1997

Citicorp Securities, Inc.
Citibank Canada Securities Limited
Citibank International plc
CIBC Wood Gundy Securities Corp.
c/o Citicorp Securities, Inc.
399 Park Avenue
New York, NY  10022

Ladies and Gentlemen:

         Affinity Group Holding, Inc., a Delaware corporation (the "COMPANY"), proposes, subject to the terms and conditions set forth herein, to issue and sell to Citicorp Securities, Inc., Citibank Canada Securities Limited, Citibank International plc and CIBC Wood Gundy Securities Corp. (together, the "INITIAL PURCHASERS") $130,000,000 aggregate principal amount of 11% Senior Notes due 2007 (the "NOTES") of the Company. The Notes are to be issued pursuant to an indenture dated as of April 2, 1997 (the "INDENTURE") between the Company, as issuer, and United States Trust Company of New York, as trustee (in such capacity, the "TRUSTEE").

         The Notes will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the "ACT"), in reliance upon an exemption from the registration requirements of the Act. In connection with the sale of the Notes, the Company has prepared a preliminary offering memorandum dated March 12, 1997 (the "PRELIMINARY OFFERING MEMORANDUM") and a final offering memorandum dated March 27, 1997 (the "OFFERING MEMORANDUM"), each setting forth certain information concerning the Company and the Notes. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offer and sale of the Notes by the Initial Purchasers in the manner and to the persons contemplated herein and therein.

         The Company understands that the Initial Purchasers propose to make an offering of the Notes on the terms and in the manner set forth in the Offering Memorandum and Section 4 hereof, as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered, (i) to persons in the United States whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("QUALIFIED INSTITUTIONAL BUYERS") as defined in Rule 144A under the Act, as such rule may be amended from time to time ("RULE 144A"), in transactions meeting the requirements of Rule 144A, (ii) to a limited number of other institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) and (7) under Regulation D of the Act ("ACCREDITED INVESTORS")) in private sales exempt from registration under the Act and/or (iii) to non-U.S. persons to whom the Initial Purchasers reasonably believe offers and sales of the Notes may be made in reliance upon Regulation S under the Act ("REGULATION S"), in transactions meeting the requirements of Regulation S.

         The Initial Purchasers and other holders of the Notes, the Exchange Notes (as defined herein) and the Private Exchange Notes (as defined herein) will have, with respect to the Notes, the Exchange Notes and the Private Exchange Notes, the registration rights set forth in the Registration Rights Agreement dated as of April 2, 1997 by and among the Company and the Initial Purchasers (the "NOTES REGISTRATION RIGHTS AGREEMENT"). Pursuant to the Notes Registration Rights Agreement, the Company has agreed, among other things, to file with the Securities and Exchange Commission (the "COMMISSION") under the circumstances set forth therein (i) a registration statement under the Act relating to the Company's 11% Senior Notes due 2007 to be offered in exchange (the "EXCHANGE NOTES") for the Notes and to use its best efforts to cause such registration statement to be declared effective, and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Act relating to the resale of the Notes by holders thereof or, if applicable, relating to the resale of the Notes or debt securities of the Company substantially identical to the Notes (the "PRIVATE EXCHANGE NOTES"), issued pursuant to an exchange for the Notes, and to use its best efforts to cause such shelf registration statement to be declared effective.

    The Notes are being offered and sold in connection with (i) the proposed acquisition (the "CAMPING WORLD ACQUISITION") by Affinity Group, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("AGI"), of all of the outstanding capital stock of Camping World, Inc., a Kentucky corporation ("CAMPING WORLD"), pursuant to a Stock Purchase Agreement, dated February 25, 1997, among AGI and the selling securityholders of Camping World named therein (as amended and supplemented to the Closing Date (as defined in Section 3) and together with all ancillary documents entered into in connection therewith, the "CWI STOCK PURCHASE AGREEMENT") and (ii) the acquisition by AGI of all of the outstanding capital stock of Ehlert Publishing Group, Inc., a Minnesota corporation ("EPG"), and Expositions Group, Inc., a Minnesota corporation ("EGI", and collectively with EPG, "EHLERT"), pursuant to a Stock Purchase Agreement, dated August 28, 1996, and amended January 7, 1997, among AGI, Ehlert and the selling securityholders of Ehlert named therein. To effect the transactions contemplated by the Offering Memorandum, the Company and AGI will enter into a Credit Agreement, to be dated as of the Closing Date, among AGI, Fleet National Bank, as agent and a lender thereunder, and the other lender institutions party thereto, which will provide for a senior secured financing facility of up to $75,000,000 (together with all ancillary documents entered into in connection therewith, the "CREDIT AGREEMENT"). The CWI Stock Purchase Agreement and the Credit Agreement are herein collectively referred to as the "ACQUISITION DOCUMENTS").

    1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each Initial Purchaser that:

         (a) The Offering Memorandum and any amendment or supplement thereto as of the date thereof and at all times subsequent thereto up to the Closing Date (as defined in Section 3) did not, does not and will not include an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers about to the Initial Purchasers expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto.

         (b) Each of the Company, the Subsidiaries (as defined herein) and the Camping World Subsidiaries (as defined herein) has been duly incorporated and each of the Company, the Subsidiaries and the Camping World Subsidiaries is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with authority and power, corporate or otherwise, to own, lease and operate its properties and to conduct its business as described or contemplated in the Offering Memorandum; each of the Company, the Subsidiaries and the Camping World Subsidiaries is duly qualified as a foreign corporation to transact business in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property and assets or the conduct of business or otherwise, except (i) where the failure to so qualify would not have a material adverse effect on the general affairs, condition, financial or otherwise, results of operations, business, properties or assets of the Company, the Subsidiaries and the Camping World Subsidiaries, taken as a whole or (ii) a material adverse effect on the ability of the Company or any of the Subsidiaries or the Camping World Subsidiaries to consummate the transactions contemplated by, or perform their respective obligations under, this Agreement or the Acquisition Documents (any such event described in (i) or (ii), a "MATERIAL ADVERSE EFFECT").

         (c) As of the date indicated in the Offering Memorandum, the Company had the authorized, issued and outstanding capitalization as set forth under the caption

"Actual" under the heading "Capitalization" in the Offering Memorandum; all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable; and the issuance of the Notes and the consummation of the transactions contemplated by the Transaction Documents do not give any person the right to require registration of any securities of the Company or any of the Subsidiaries or the Camping World Subsidiaries except for the rights granted pursuant to the Notes Registration Rights Agreement.

         (d) The Company owns, either directly or indirectly, 100% of the capital stock of the entities set forth on SCHEDULE I attached hereto (collectively, the "SUBSIDIARIES"). All of the issued and outstanding shares of each of the Subsidiaries have been validly issued and are fully paid and non-assessable and were not issued in violation of preemptive or similar rights; and are owned free and clear of any liens, claims or encumbrances of any kind except for liens, claims and encumbrances arising
    (i) as of the date hereof, under AGI's existing senior secured financing facility and (ii) as of the Closing Date, under the Credit Agreement. As of the date hereof, the Company has no direct or indirect subsidiaries other than the Subsidiaries and, as of the date hereof, the Company does not own, directly or indirectly, any equity interest or ownership interest in any entity other than the Subsidiaries.

         (e) Upon consummation of the Camping World Acquisition, the Company will own, either directly or indirectly, 100% of the capital stock of Camping World (which will be merged into CWI, Inc.), CWI, Inc., Camping World Realty, Inc., CW Texas, LP and CW Michigan LP (collectively, the "CAMPING WORLD SUBSIDIARIES"). All of the issued and outstanding shares of each of the Camping World Subsidiaries have been validly issued and are fully paid and non-assessable and were not issued in violation of preemptive or similar rights; and upon consummation of the Camping World Acquisition, will be owned free and clear of any liens, claims or encumbrances of any kind except for liens, claims and encumbrances arising under the Credit Agreement. As of the Closing Date, the Company will have no direct or indirect subsidiaries other than the Subsidiaries and the Camping World Subsidiaries, and the Company will not own, directly or indirectly, any equity interest or ownership interest in any entity other than the Subsidiaries and the Camping World Subsidiaries.

         (f) Neither the Company nor any of the Subsidiaries or the Camping World Subsidiaries is (i) in violation of its certificate or articles of incorporation, or its by-laws or other charter documents (collectively, "ORGANIZATION DOCUMENTS"), (ii) in breach of or default (or, with notice or lapse of time or both, would be in default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, concession agreement, authorization, permit, certificate or other agreement or instrument to which any of them is a party, or to which any of their assets or properties are subject ("CONTRACTS"), or (iii) in violation of any law, statute, judgment, decree, order, rule or regulation applicable to, or of any court or other governmental or regulatory authority, agency or other body with jurisdiction over, the Company or any of the Subsidiaries or the Camping World Subsidiaries or any of their respective assets or properties ("LAWS") other than, in the case of clauses (ii) and (iii), such defaults or violations which, individually or in the aggregate, would not have or result in a Material Adverse Effect.

         (g) The issuance, sale and delivery of the Notes, the Exchange Notes and, if issued, the Private Exchange Notes, the execution, delivery and performance of this Agreement, the Notes Registration Rights Agreement and the Indenture (collectively, the "TRANSACTION DOCUMENTS"), the consummation by each of the Company and AGI of the transactions contemplated hereby and thereby and the compliance by each of the Company and AGI with the terms of the foregoing do not and will not conflict with or constitute or result in a breach or violation by the Company or any of the Subsidiaries or the Camping World Subsidiaries of (i) any of the terms or provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) by the Company or any of the Subsidiaries or the Camping World Subsidiaries or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness under, or result in the creation or imposition of any lien, charge, security interest or other encumbrance upon any property or assets of the Company or any of the Subsidiaries or the Camping World Subsidiaries under, any Contract, (ii) the applicable Organization Documents of the Company or any of the Subsidiaries or the Camping World Subsidiaries, or (iii) any Law other than, in the case of clauses (i), (ii) or (iii), such conflicts, breaches or violations which, individually or in the aggregate, would not have a Material Adverse Effect.

         (h) No event with respect to the Company or any of the Subsidiaries or the Camping World Subsidiaries has occurred and is continuing which, upon issuance of the Notes, would (whether or not with the giving of notice and/or the passage of time and/or the fulfillment of any other requirement) constitute a default or an event of default as described in the Indenture.

         (i) Each of the Company and AGI has all requisite corporate power and authority to execute, deliver and perform its respective obligations under this Agreement and to consummate the transactions contemplated hereby.
    This Agreement has been duly and validly authorized, executed and delivered by each of the Company and AGI and constitutes the legal, valid and binding obligation of each of the Company and AGI, enforceable against each of them in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) (the "ENFORCEABILITY EXCEPTIONS") and as to rights of indemnification or contribution thereunder may be limited by principles of public policy or federal or state securities laws relating thereto.

         (j) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture. The Indenture has been duly and validly authorized by the Company and, when duly executed and delivered by the Company (assuming the due execution and delivery thereof by the Trustee), will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except for the Enforceability Exceptions; the Indenture conforms in all material respects to the description thereof included in the Offering Memorandum and is in a form which qualifies under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT").

         (k) The Company has all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Notes, the Exchange Notes and the Private Exchange Notes. The Notes, when issued, will be in the form contemplated by the Indenture. The Notes, the Exchange Notes and the Private Exchange Notes have each been duly and validly authorized by the Company and, when duly executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture, and, in the case of the Notes, when delivered and paid for in the manner provided for herein, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and will be enforceable against the Company in accordance with their terms, except for the Enforceability Exceptions. The Notes conform in all material respects to the description thereof included in the Offering Memorandum.

         (l) Each of the Company and AGI has all requisite corporate power and authority to execute, deliver and perform its respective obligations under the Notes Registration Rights Agreement. The Notes Registration Rights Agreement has been duly and validly authorized by each of the Company and AGI and, when duly executed and delivered by the Company and AGI (assuming the due execution and delivery thereof by the Initial Purchasers), will constitute the legal, valid and binding obligation of each of the Company and AGI, enforceable against each of them in accordance with its terms except for the Enforceability Exceptions and as to rights of indemnification or contribution thereunder may be limited by principles of public policy or federal or state securities laws relating thereto; and the Notes Registration

    Rights Agreement conforms in all material respects to the description thereof included in the Offering Memorandum.

         (m) Each of the Company, the Subsidiaries and the Camping World Subsidiaries has all requisite corporate power and authority to execute, deliver and perform its obligations under the Acquisition Documents (to the extent a party thereto). The CWI Stock Purchase Agreement has been duly and validly authorized, executed and delivered by AGI and (assuming the due execution and delivery thereof by the other parties thereto), constitutes the legal, valid and binding obligation of AGI, enforceable against it in accordance with its terms except for the Enforceability Exceptions and as to rights of indemnification or contribution thereunder may be limited by principles of public policy or federal or state securities laws relating thereto. The Credit Agreement has been duly and validly authorized by the Company and the Subsidiaries and will be duly and validly authorized by the Camping World Subsidiaries when acquired and, when duly executed and delivered by the Company, the Subsidiaries and the Camping World Subsidiaries (assuming the due execution and delivery thereof by Fleet National Bank and the other lender institutions party thereto), will constitute the legal, valid and binding obligation of the Company, the Subsidiaries and the Camping World Subsidiaries, enforceable against each of them in accordance with its terms except for the Enforceability Exceptions.

         (n) Except for such consents, approvals, authorizations, exemptions, orders or decrees which have been obtained and are in full force and effect or as may be required under (i) applicable state securities or "Blue Sky" laws in connection with the purchase and resale of the Notes by the Initial Purchasers, (ii) the Trust Indenture Act in connection with the issuance of Exchange Notes or (iii) the Act and state securities or "Blue Sky" laws in connection the actions contemplated by the Notes Registration Rights Agreement, no consent, approval, authorization, exemption, order or decree of any court or governmental or regulatory agency or body (including without limitation, the Federal Trade Commission (the "FTC") and the United States Department of Justice (the "DOJ")) is required (x) for the execution, delivery and performance by the Company or AGI of this Agreement or any other Transaction Document (to the extent a party thereto) or by the Company or any of the Subsidiaries or the Camping World Subsidiaries of the Acquisition Documents (to the extent a party thereto), (y) the valid authorization, authentication, issuance, sale and delivery of the Notes, the Exchange Notes or the Private Exchange Notes, or (z) to permit the Company to effect payments of principal of, premium and interest on the Notes, the Exchange Notes and, if issued, the Private Exchange Notes.

         (o) Since the date of the most recent financial statements appearing in the Offering Memorandum, except as described therein, (i) none of the Company, the

Subsidiaries or the Camping World Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into or agreed to enter into any transactions or contracts (written or oral) not in the ordinary course of business which liabilities, obligations, transactions or contracts would, individually or in the aggregate, be material to the general affairs, condition, financial or otherwise, results of operations, business, properties, assets or business prospects of the Company, the Subsidiaries and the Camping World Subsidiaries, taken as a whole, (ii) none of the Company, the Subsidiaries or the Camping World Subsidiaries has purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock (other than with respect to any of such Subsidiaries, the purchase of, or dividend or distribution on, capital stock owned by the Company) and (iii) there shall not have been any change in the capital stock or long-term indebtedness of the Company, the Subsidiaries or the Camping World Subsidiaries.

         (p) Each of the Company, the Subsidiaries and the Camping World Subsidiaries has good and valid title to all property (real and personal, movable or immovable) described in the Offering Memorandum as being owned by it, free and clear of all liens, claims, security interests or other encumbrances, except for such imperfections of title, liens, claims, security interests or other encumbrances as are described in the Offering Memorandum or which, individually and in the aggregate, would not have or result in a Material Adverse Effect, and all of the property described in the Offering Memorandum as being held under lease by any of them is held under valid, subsisting and enforceable leases. All material leases, contracts and agreements to which the Company or any of the Subsidiaries or the Camping World Subsidiaries is a party or by which any of them is bound are valid and enforceable against the Company or such Subsidiary or Camping World Subsidiary, and, to the best knowledge of the Company, are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect. The Company, the Subsidiaries and the Camping World Subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the businesses now or proposed to be operated by them as described in the Offering Memorandum, and none of the Company, the Subsidiaries or the Camping World Subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which, if such assertion of infringement or conflict were sustained, would have a Material Adverse Effect.

         (q) Each of the Company, the Subsidiaries and the Camping World Subsidiaries owns, possesses or has obtained all permits, licenses, consents, orders, approvals, franchises and authorizations of governmental or regulatory authorities ("PERMITS"), as are necessary to own its properties and to conduct its businesses in the manner described or contemplated in the Offering Memorandum, except for such instances of failure to own, possess or obtain such Permits which, individually or in the aggregate, would not have a Material Adverse Effect; and each of the Company, the Subsidiaries and the Camping World Subsidiaries has fulfilled and performed in all material respects all of its obligations with respect to such Permits and no event has occurred, or as a result of the consummation of the transactions contemplated hereby or in the Offering Memorandum would occur, which allows, or after notice or lapse of time or both would allow, revocation or termination thereof or results or would result in any other material impairment of the rights of the holder of any such Permit; except as described in the Offering Memorandum, none of such Permits contains any material limitation on the ability of the Company or any of the Subsidiaries or the Camping World Subsidiaries to own its respective properties or to conduct its business in the manner described in the Offering Memorandum; and, none of the Company or any of the Subsidiaries or the Camping World Subsidiaries has any knowledge of a threatened revocation or modification relating to any such Permit.

         (r) There is no legal action, suit, proceeding, inquiry or investigation before or by any court or governmental or regulatory body or agency or arbitrator (including without limitation the FTC and the DOJ) (domestic or foreign) now pending or, to the best knowledge of the Company, threatened, against or affecting the Company or any of the Subsidiaries or the Camping World Subsidiaries or any of their respective properties which, individually or in the aggregate, would have a Material Adverse Effect. There are no legal or governmental proceedings involving or affecting the Company or any Subsidiary or Camping World Subsidiary or any of their respective properties or assets which would be required to be described in a prospectus pursuant to the Act that are not described in the Offering Memorandum, nor are there any material contracts or other documents which would be required to be described in a prospectus pursuant to the Act that are not described in the Offering Memorandum.

         (s) Except as would not, individually or in the aggregate, have a Material Adverse Effect (i) each of the Company, the Subsidiaries and the Camping World Subsidiaries is in compliance with and not subject to liability under applicable Environmental Laws (as defined below), (ii) each of the Company, the Subsidiaries and the Camping World Subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and has been and is in compliance with all Permits required under any applicable Environmental Laws and each of them is in full force and effect, (iii) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Company or any of the Subsidiaries or Camping World Subsidiaries, threatened against the Company or any of the Subsidiaries or Camping World Subsidiaries under any Environmental Law, and (iv) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or any of the Subsidiaries or Camping World Subsidiaries.

         For purposes of this Agreement, "Environmental Laws" means the common law and all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials, and (iii) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom.

         (t) Each of the Company, the Subsidiaries and the Camping World Subsidiaries has such policies of insurance in full force and effect in such amounts and covering such risks as are adequate for the conduct of its business and the value of its properties.

         (u) Each of the Company, the Subsidiaries and the Camping World Subsidiaries has filed or caused to be filed all necessary tax returns (income, franchise, VAT or otherwise) under all applicable jurisdictions, except where the failure to so file such returns would not have a Material Adverse Effect, and has discharged all taxes shown as due and payable thereon; and, other than tax deficiencies which are being contested in good faith and for which the Company reasonably believes that adequate reserves have been provided, there is no tax deficiency that has been asserted against the Company or any of the Subsidiaries or Camping World Subsidiaries that would have a Material Adverse Effect. There are no disputes pending or, to the best knowledge of the Company, threatened, between the Company or any of the Subsidiaries or Camping World Subsidiaries, on the one hand, and any governmental taxing authority, on the other hand.

         (v) No labor problem, dispute or disturbance with employees of the Company or any of the Subsidiaries or the Camping World Subsidiaries exists or, to the knowledge of the Company, is threatened which, individually or in the aggregate, would have a Material Adverse Effect.

         (w) The audited consolidated financial statements of the Company included in the Offering Memorandum, together with the related notes thereto, present fairly the financial position, results of operations and cash flows of the Company, at the dates and for the periods to which they relate, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. The summary and selected financial and statistical data in the Offering Memorandum present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein. Deloitte & Touche LLP, which has examined certain of such financial statements as set forth in its report included in the Offering Memorandum, is an independent public accounting firm with respect to the Company and its consolidated subsidiaries within the meaning of the Act and the rules and regulations thereunder.

         (x) The audited consolidated financial statements of Camping World included in the Offering Memorandum, together with the related notes thereto, present fairly the financial position, results of operations and cash flows of Camping World, at the dates and for the periods to which they relate, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. The unaudited consolidated financial statements of Camping World and the related notes included in the Offering Memorandum present fairly, in all material respects (on the basis presented), the consolidated financial position, results of operations and cash flows of Camping World at the dates and for the periods to which they relate, subject to year-end audit adjustments, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. The summary and selected financial and statistical data in the Offering Memorandum present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited and unaudited financial statements included therein, except as otherwise stated therein. Deloitte & Touche LLP, which has examined certain of such financial statements as set forth in its report included in the Offering Memorandum, is an independent public accounting firm with respect to Camping World and its consolidated subsidiaries within the meaning of the Act and the rules and regulations thereunder.

         (y) The financial statement information of Ehlert contained in the pro forma condensed consolidated financial statements and other pro forma financial information (including the notes thereto) included in Offering Memorandum are derived from the audited financial statements of EPG, which present fairly the financial position and results of operations of Ehlert, at the dates and for the periods to which they relate, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. Larson Allen Weishair & Co., which has examined the financial statements from which such audited consolidated financial statement information was derived, is an independent public accounting firm with respect to Ehlert and its consolidated subsidiaries within the meaning of the Act and the rules and regulations thereunder.

         (z) The pro forma condensed consolidated financial statements and other pro forma financial information (including the notes thereto) included in the Offering Memorandum (i) comply as to form in all material respects with applicable requirements of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and
    (ii) have been computed on the bases described therein. The assumptions used in the preparation of the pro forma financial statements and other pro forma condensed consolidated financial information included in the Offering Memorandum are reasonable and the adjustments used therein are reasonably appropriate to give effect to the transactions or circumstances referred to therein.

         (aa) Each of the Company, the Subsidiaries and the Camping World Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization;
    (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (ab) The statements in the Offering Memorandum under the headings "Risk Factors--Holding Company Structure" and "Description of Other Indebtedness" insofar as such statements purport to summarize particular matters of law or particular provisions of the Credit Agreement and the AGI Indenture (as defined in the Offering Memorandum) constitute accurate summaries thereof in all material respects.

         (ac) The statements in the Offering Memorandum under the headings "Description of the Notes" and "Exchange Offer and Registration Rights" insofar as such statements purport to summarize matters of law or the material provisions of the Indenture, the Notes and the Notes Registration Rights Agreement constitute accurate summaries thereof in all material respects.

         (ad) The Company is, and immediately after the Closing Date will be, Solvent. As used herein, the term "SOLVENT" means, with respect to the Company on a particular date, that on such date (i) the fair market value of the assets of the Company is greater than the total amount of liabilities (including contingent liabilities) of the Company, (ii) the present fair salable value of the assets of the Company is greater than the amount that will be required to pay the probable liabilities of the Company on its debts as they become absolute and matured, (iii) the Company is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) the Company does not have unreasonably small capitalization to carry out its business as now conducted and as proposed to be conducted including the capital needs of the Company.

         (ae) The Company has not taken nor will it take any action that might cause this Agreement or the sale of the Notes to or by the Initial Purchasers to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

         (af) Neither the Company nor any of the Subsidiaries or the Camping World Subsidiaries is now, nor will any of them be, after sale of the Notes to be sold by the Company hereunder and application of the net proceeds from such sale as described in the Offering Memorandum under the heading "Use of Proceeds" and consummation of each of the transactions contemplated by the Offering Memorandum, an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT").

         (ag) Neither the Company nor any of its affiliates (as defined in Rule 501(b) under the Act) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which could be integrated with the sale of the Notes in a manner that would require the registration of any of the Notes under the Act.

         (ah) When the Notes are issued and delivered pursuant to this Agreement and the Indenture, none of the Notes will be of the same class (within the meaning of

     Rule 144A) as securities of the Company which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

         (ai) Neither the Company nor any person (other than the Initial Purchasers, as to which the Company makes no representation) acting on its behalf has engaged, in connection with the offering of the Notes, (i) in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Act, (ii) in any directed selling efforts within the meaning of Rule 903 under the Act and the Commission's written releases related thereto, (iii) in a public offering of the Notes within the meaning of Section 4(2) under the Act or (iv) in any action which would require the registration of the offering or sale of the Notes pursuant to this Agreement.

         (aj) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 4, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers or the reoffer and resale by the Initial Purchasers in the manner contemplated by Section 4 of this Agreement to register the Notes under the Act or to qualify any indenture in respect of the Notes under the Trust Indenture Act.

         (ak) The Company has been advised by the National Association of Securities Dealers, Inc. Private Offerings, Resales and Trading through Automated Linkages market ("PORTAL") that the Notes have been designated PORTAL eligible securities in accordance with the rules and regulations of the National Association of Securities Dealers, Inc.

         (al) None of the Company or the Subsidiaries or the Camping World Subsidiaries has taken, nor will any of them take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Notes.

         (am) The statistical and market-related data included in the Offering Memorandum are based on or derived from sources which the Company believes to be reliable and accurate or represent the Company's good faith estimates that are made on the basis of data derived from such sources.

         (an) None of the Company, the Subsidiaries or any employee of the Company or any of the Subsidiaries has made any payment of funds prohibited by law, and no funds of the Company or any of the Subsidiaries have been set aside to be used for any payment prohibited by law.

         (ao) None of the Company, the Subsidiaries or the Camping World Subsidiaries does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075 of Florida Statutes, as amended.

         Any certificate signed by any director or officer of the Company or any Subsidiary or Camping World Subsidiary and delivered to any Initial Purchaser or to counsel for the Initial Purchasers shall be deemed a joint and several representation and warranty by the Company and each of the Subsidiaries to each Initial Purchaser as to the matters covered thereby.

    2. PURCHASE AND SALE OF THE NOTES. Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, the Company agrees to issue and sell to the Initial Purchasers, severally and not jointly, and the Initial Purchasers agree, severally and not jointly, to purchase from the Company that principal amount of the Notes opposite such Initial Purchaser's name on SCHEDULE II attached hereto, at a purchase price equal to 97% of such principal amount.

    3. DELIVERY AND PAYMENT. Delivery of and payment for the Notes shall be made at 9:00 A.M., New York City time, on April 2, 1997 at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, or such later date and time, if any, as the Initial Purchasers and the Company shall agree (such date and time of delivery and payment for the Notes being herein called the "CLOSING DATE"). Delivery of the Notes shall be made to the Initial Purchasers against payment by the Initial Purchasers of the purchase price thereof to or upon the order of the Company by wire or book-entry transfer of same-day funds to such account or accounts as the Company shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date. Certificates for the Notes or interests therein shall be registered in such names and in such denominations as the Initial Purchasers may request not less than two full business days in advance of the Closing Date.

         The Company agrees to make the Notes available for inspection, checking and packaging by the Initial Purchasers in New York, New York, not later than 9:00 A.M. on the business day prior to the Closing Date.

    4. RESALE OF THE NOTES. The Initial Purchasers have advised the Company that they propose to offer the Notes for resale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. Each Initial Purchaser, severally and not jointly, hereby represents and warrants to, and agrees with, the Company that such Initial Purchaser (i) is a Qualified Institutional Buyer or an institutional Accredited Investor, (ii) has not solicited and, except pursuant to a registration statement which is effective under the Act, will not solicit offers for, or offer or sell, the Notes by means of any form of general solicitation or general advertising within the meaning of Regulation D under the Act or in any manner involving a public offering within the meaning of
Section 4(2) of the Act or by means of any directed selling efforts within the meaning of Rule 903 under the Act and the Commission's written releases related thereto and (iii) has solicited and will solicit offers for the Notes only from, and has offered and will offer, sell or deliver the Notes only to, (A) persons in the United States whom such Initial Purchaser reasonably believes in accordance with Rule 144A(d)(1) to be Qualified Institutional Buyers or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions meeting the requirements of Rule 144A, (B) a limited number of other institutional investors whom the Initial Purchasers reasonably believe to be Accredited Investors and who provide to the Company and the Initial Purchasers a letter in the form of Appendix A to the Offering Memorandum and (C) non-U.S. persons in reliance upon Regulation S, in transactions meeting the requirements of Regulation S (which shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for non-U.S. persons (other than an estate or trust)) who provide to the Company and the Initial Purchasers such certifications and legal opinions as they may reasonably request. Each Initial Purchaser also represents and warrants and agrees that it has offered and will offer to sell the Notes only to, and has solicited and will solicit offers to buy the Notes only from, persons that in purchasing such Notes will be deemed to have represented and agreed as provided under "Notice to Investors" in the Offering Memorandum.

    5. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Initial Purchasers that:

         (a) The Company will furnish to the Initial Purchasers, without charge, such number of copies of the Preliminary Offering Memorandum and the Offering Memorandum and any amendments or supplements thereto as the Initial Purchasers may reasonably request.

         (b) The Company will not amend or supplement the Preliminary Offering Memorandum or Offering Memorandum or any amendment or supplement thereto of which the Initial Purchasers shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchasers shall not have given their consent. The Company will promptly, upon the reasonable request of the Initial Purchasers or counsel for the Initial Purchasers, make any amendments or supplements to the Preliminary Offering Memorandum or the Offering Memorandum that may be necessary or advisable in connection with the resale of the Notes by the Initial Purchasers.

         (c) If, at any time prior to completion of the distribution of the Notes by the Initial Purchasers, any event shall occur or condition shall exist as a result of which it is necessary, in the view of the Initial Purchasers, to amend or supplement the Offering Memorandum in order that the Offering Memorandum, as then amended or supplemented, will (i) not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) comply with applicable law, then, in each such case, the Company will, subject to paragraph (b) of this Section 5, promptly prepare such amendment or supplement at its own expense as may be necessary to correct such untrue statement or omission or to effect such compliance and furnish to the Initial Purchasers such number of copies thereof as the Initial Purchasers may reasonably request.

         (d) For so long as any of the Notes, Exchange Notes or Private Exchange Notes, if any, are outstanding, the Company shall furnish to the Initial Purchasers copies of the reports and other documents and information which the Company is required to deliver to the holders of the Notes, Exchange Notes or Private Exchange Notes, if any, or the Trustee pursuant to the Indenture.

         (e) Neither the Company nor any of its affiliates (as defined in Rule 501(b) under the Act) will solicit any offer to buy or offer or sell Notes
    (i) by means of any form of general solicitation or general advertising (as such terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act or (ii) by means of any directed selling efforts (as defined under Regulation S and the Commission's written releases related thereto) prior to the effectiveness of a registration statement with respect to the Notes and, in any such case, only as contemplated by such effective registration statement.

         (f) Neither the Company nor any of its affiliates (as defined in Rule 501(b) under the Act) will offer, sell or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) which could be integrated with the sale of any of the Notes in a manner that would require the registration of any of the Notes under the Act.

         (g) From and after the Closing Date, the Company will, so long as any of the Notes are outstanding, either (i) file reports and other information with the Commission under Section 13 or 15(d) of the Exchange Act, or
    (ii) in the event they are not permitted to file reports and other information under Section 13 or 15(d) of the Exchange Act, furnish to holders of Notes and prospective purchasers thereof designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act to permit compliance with Rule 144A in connection with resales of any of the Notes.

         (h) The Company will use its best efforts in cooperation with the Initial Purchasers to (i) permit the Notes to be eligible for clearance and settlement through The Depository Trust Company, and (ii) include quotation of the Notes on PORTAL.

         (i) The Company will cooperate with the Initial Purchasers and their counsel in connection with the registration or qualification of the Notes for offering and sale by the Initial Purchasers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and the continuance of such qualifications in effect for as long as may be necessary to complete the distribution of the Notes; PROVIDED that in connection therewith the Company shall not be required to (i) qualify to do business as a foreign corporation or (ii) execute a general consent to service of process in any jurisdiction where it is not then so subject.
    The Company shall promptly advise the Initial Purchasers of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of the Notes for offering or sale in any jurisdiction or the institution, threatening or contemplation of any proceeding for such purpose.

         (j) Prior to the Closing Date, the Company will furnish to the Initial Purchasers, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim consolidated financial statements of the Company and the Subsidiaries and the Camping World Subsidiaries for any period subsequent to the period covered by the most recent financial statements of the Company and the Subsidiaries appearing in the Offering Memorandum.

         (k) The Company shall apply the net proceeds from the sale of the Notes as set forth under the caption "Use of Proceeds" in the Offering Memorandum.

         (l) Neither the Company nor any of the Subsidiaries or the Camping World Subsidiaries shall voluntarily claim, and shall actively resist any attempt to claim, the benefit of any usury laws against the holders of the Notes.

    6.   EXPENSES.

         (a) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to
Section 10 hereof, including, but not limited to, all costs and expenses incident to (i) the printing, word processing or other production of all documents with respect to such transactions, including, but not limited to, any costs of printing or producing (including word processing and duplication) the Preliminary Offering Memorandum and the Offering Memorandum and any amendment or supplement thereto and any Blue Sky or legal investment memoranda (which shall include disbursements of counsel for the Initial Purchasers in respect thereof),
(ii) all arrangements relating to the delivery to the Initial Purchasers of the foregoing documents, (iii) the fees and disbursements of counsel, accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Initial Purchasers of any certificates evidencing the Notes, (v) the fees and expenses of the Trustee, including fees and expenses of its counsel, (vi) the qualification of the Notes and determination of their eligibility for investment under state securities and Blue Sky laws, including filing fees and fees and disbursements of counsel for the Initial Purchasers (including any local counsel retained to render any opinion required by any state securities or Blue Sky authorities) relating thereto, (vii) all expenses and listing fees in connection with the application for quotation of the Notes on PORTAL, (viii) any meetings with prospective investors in the Notes and
(ix) any fees charged by investment rating agencies for the rating of the Notes.

         (b) If the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in
Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 10 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by the Initial Purchasers in payment for the Notes on the Closing Date, the Company shall reimburse each Initial Purchaser promptly upon demand for all out-of-pocket expenses (but excluding the fees and disbursements of counsel) that shall have been incurred by each Initial Purchaser in connection with the proposed purchase and sale of the Notes. If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more of the Initial Purchasers, the Company shall not be obligated to reimburse such defaulting Initial Purchaser on account of such expenses.

    7. CONDITIONS OF THE INITIAL PURCHASERS' OBLIGATIONS. The obligation of each Initial Purchaser to purchase and pay for the Notes shall be subject, in each such Initial Purchaser's discretion, to the accuracy of the representations and warranties of the Company contained herein as of the Closing Date as if made on and as of the Closing Date, to the accuracy of the statements of the Company's officers and representatives made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

         (a) The Initial Purchasers shall have received an opinion, in form and substance satisfactory to the Initial Purchasers, dated the Closing Date and addressed to the Initial Purchasers, of Kaplan, Strangis and Kaplan, P.A., counsel for the Company, substantially in the form of ANNEX A hereto.

         (b) The Initial Purchasers shall have received an opinion, dated the Closing Date and addressed to the Initial Purchasers, of Weil, Gotshal & Manges LLP, counsel for the Initial Purchasers, with respect to such matters as the Initial Purchasers may reasonably require, and the Company shall furnish to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

         (c) The Initial Purchasers shall have received from Deloitte & Touche LLP comfort letters dated the date hereof and the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers and counsel for the Initial Purchasers.

         (d) Subsequent to the date hereof or, if earlier, the dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), except as set forth in the Offering Memorandum (i) the Company, the Subsidiaries or the Camping World Subsidiaries shall not have incurred any liabilities or obligations, direct or contingent, that are material to the Company, the Subsidiaries and the Camping World Subsidiaries, taken as a whole, or entered into any transactions that are material to the business, condition (financial or other) or results of operations of the Company, the Subsidiaries and the Camping World Subsidiaries, taken as a whole, and there shall not have been any change in the capital stock or long-term indebtedness of the Company that is material to the business, condition (financial or other) or results of operations of the Company, the Subsidiaries and the Camping World Subsidiaries, taken as a whole, and (ii) there shall not have been any change or any development involving a prospective change, in or affecting the general affairs, condition (financial or other), results of operations, business, properties or assets of the Company, the Subsidiaries and the Camping World Subsidiaries, taken as a whole, the effect of which, in any case referred to in this clause (ii), is, in the sole judgment of the Initial Purchasers, so material and adverse as to make it impractical or inadvisable to proceed with the purchase and the delivery of the Notes as contemplated by the Offering Memorandum.

         (e) No order suspending the qualification or exemption from qualification of any of the Notes in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

         (f) The Company shall have furnished to the Initial Purchasers a certificate of the Chairman of the Board or the Chief Executive Officer and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Offering Memorandum, any amendment or supplement to the Offering Memorandum, this Agreement and the other Transaction Documents and that:

              (i) The representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to the Closing Date;

              (ii) Since the date of the most recent financial statements in the Offering Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or development has occurred, and no information has become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect; and

              (iii) The sale of the Notes hereunder has not been enjoined (temporarily or permanently).

         (g) After the execution and delivery of this Agreement, there shall not have been (i) any downgrading by Standard & Poor's Corporation ("S&P") in the rating of the Notes; (ii) any downgrading by Moody's Investors Service Inc. ("MOODY'S") in the rating of the Notes; or (iii) any notice given by S&P or Moody's of any intended or potential downgrading in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

         (h) On the Closing Date, the Initial Purchasers shall have received the Notes Registration Rights Agreement substantially in the form of ANNEX B hereto executed by the Company and AGI and such agreement shall be in full force and effect at all times from and after the Closing Date.

         (i) The Indenture shall have been duly executed and delivered by the Company and the Trustee, and the Notes shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

         (j) The Initial Purchasers shall have received evidence, reasonably satisfactory to them, that (i) the Camping World Acquisition shall have been consummated in accordance with the terms of the CWI Stock Purchase Agreement and (ii) the initial funding shall have occurred under the Credit Agreement and AGI shall have received gross cash proceeds therefrom sufficient to effect the Camping World Acquisition and the replacement of the existing AGI senior secured financing facility with the senior secured financing facility provided under the Credit Agreement as set forth in the Offering Memorandum.

         (k) The sale of the Notes hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

         (l) The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the Company's officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct in all material respects on and as of the date made and on and as of the Closing Date; the Company shall have performed in all material respects all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as described in the Offering Memorandum (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements in such Offering Memorandum, there shall have been no event or development, and no information shall have become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

         (m) The Initial Purchasers shall have received copies of the executed CWI Stock Purchase Agreement and the executed Credit Agreement, certified by the Secretary or an Assistant Secretary of the Company as being true, correct and complete. The Credit Agreement shall be in form and substance reasonably satisfactory to the Initial Purchasers.

         (n) On or before the Closing Date, the Initial Purchasers shall have received such further certificates, documents or other information as it may have reasonably requested from the Company.

         If any of the conditions specified in this Section 7 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be satisfactory in form and substance to the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be cancelled on, or any time prior to, the Closing Date by the Initial Purchasers. Notice of such cancellation shall be given to the Company in accordance with Section 13. The Company shall furnish to the Initial Purchasers such conformed copies of such opinions, certificates, letters and documents in such quantities as the Initial Purchasers shall reasonably request.

    8.   INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company and AGI, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, each person, if any, who controls each Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and the directors, officers, employees and agents of each Initial Purchaser and each such controlling person against any losses, claims, damages or liabilities, joint or several, to which each Initial Purchaser, such controlling person or such director, officer, employee or agent may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or otherwise based upon the matters contemplated herein, and will reimburse, as incurred, each Initial Purchaser, each such controlling person and each such director, officer, employee or agent for any legal or other expenses incurred by such indemnified party in connection with investigating or defending or preparing to defend against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof; PROVIDED, that the Company and AGI shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission (i) made in the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company or AGI by such Initial Purchaser about such Initial Purchaser specifically for use therein or
(ii) made in the Preliminary Offering Memorandum that is corrected in the Offering Memorandum (or any amendment or supplement thereto) if it is proven that the person asserting any such loss, claim, damage or liability purchased Notes from such Initial Purchaser and was not sent or given a copy of the Offering Memorandum (as amended or supplemented), at or prior to the written confirmation of the sale of such Notes to such person and the untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact, that is found to be or is alleged to be the basis of liability in such Preliminary Offering Memorandum was corrected in the Offering Memorandum (as amended or supplemented) and if such Initial Purchaser would not have been liable had a copy of such Offering Memorandum been so sent or given unless such failure to deliver the Offering Memorandum (as amended or supplemented) was a result of non-compliance by the Company with Section 5(a) of this

 Agreement. This indemnity agreement will be in addition to any liability which the Company or AGI may otherwise have.

         (b) The Initial Purchasers will, severally, indemnify and hold harmless the Company, AGI, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and its directors, officers, employees and agents against any losses, claims, damages or liabilities to which the Company, AGI or any such director, officer, employee, agent or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser about such Initial Purchaser specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, AGI or any such director, officer, employee, agent or controlling person in connection with investigating or defending or preparing to defend against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which the Initial Purchasers may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action or proceeding, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights or defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such claim or action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it elects by delivery of notice to the indemnified party promptly after receiving notice of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchasers in the case of paragraph (a) of this Section 8 or the Company and AGI in the case of paragraph (b) of this Section 8, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party.

         After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived its rights under this Section 8, in which case the indemnified party may effect such a settlement without such consent.

         Notwithstanding the foregoing, neither the Company nor AGI will settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought from the Company or AGI hereunder (whether or not an Initial Purchaser or any person who controls an Initial Purchaser within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) without the prior written consent of the Initial Purchasers (which consent shall not be unreasonably withheld). The Company and AGI shall not, without the prior written consent of the Initial Purchasers, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Initial Purchaser is or could have been a party, or indemnity could have been sought hereunder by any Initial Purchaser, unless such settlement (A) includes an unconditional written release of the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Initial Purchaser.

         (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, expenses or liabilities (or actions, suits or proceedings in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Notes or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and AGI on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company or AGI bears to the total purchase discounts and commissions received by the Initial Purchasers.
The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchasers, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. Each of the Company and AGI and the Initial Purchasers agrees that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the amount of the purchase discount or commission applicable to the Notes received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each director, officer, employee and agent of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director and officer of the Company and each person, if any, who controls the Company within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

    9. SURVIVAL. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company and its officers and the Initial Purchasers set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Initial Purchasers, any director, officer, employee or agent of an Initial Purchaser or any controlling person referred to in Section 8 hereof, or (ii) delivery of and payment for the Notes. Notwithstanding any other provision of this Agreement, the respective agreements, covenants, indemnities and other statements set forth in Sections 6, 8, 13 and 15 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

    10.  TERMINATION.

         (a) This Agreement may be terminated in the sole discretion of the Initial Purchasers by notice to the Company given prior to delivery and payment for the Notes in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to delivery and payment for the Notes:

              (i) there has been, since the respective dates of which information is given in the Offering Memorandum, any event or circumstance which has had or could have a Material Adverse Effect, whether or not arising in the ordinary course of business;

              (ii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System shall have been suspended or minimum or maximum prices shall have been established on any of such exchanges;

              (iii) a general banking moratorium shall have been declared by State of New York or United States authorities;

              (iv) there shall have been an outbreak or escalation of hostilities or any other calamity or crisis having an effect on the financial markets or the market for the Notes and other similar securities that, in the judgment of the Initial Purchasers, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Notes as contemplated by this Agreement and the Offering Memorandum;

              (v) there has been, any change, or any development involving a prospective change, in the United States or international financial, political or economic conditions as would, in the Initial Purchasers' judgment, be likely to prejudice the success of the proposed sale or distribution of the Notes, whether in the primary market or in respect of dealings in the secondary market; or

              (vi) any securities of the Company shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating agency.

         (b) Termination of this Agreement pursuant to this Section 10 shall be without liability of any party to any other party except as provided in
Section 9 hereof.

    11.  DEFAULTING INITIAL PURCHASERS.

         (a) If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the non-defaulting Initial Purchasers may make arrangements for the purchase of the Notes which such defaulting Purchaser agreed but failed to purchase by other persons satisfactory to the Company and the non-defaulting Initial Purchasers, but if no such arrangements are made within 36 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Section 6 and except that the provisions of Sections 8, 13 and 15 shall not terminate and remain in effect.
As used in this Agreement, the term "Initial Purchasers" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in Schedule I hereto that, pursuant to this Section 11, purchases Notes which a defaulting Initial Purchaser agreed but failed to purchase.

         (b) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company or any non-defaulting Initial Purchaser for damages caused by its default. If other persons agree to purchase the Notes of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the reasonable opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Company agrees to reasonably promptly prepare any amendment or supplement to the Final Offering Memorandum that effects any such changes.

    12. INFORMATION SUPPLIED BY THE INITIAL PURCHASERS. The statements set forth in the last paragraph on the front cover page and under the heading "Plan of Distribution" in the Preliminary Offering Memorandum and the Offering Memorandum (to the extent such statements relate to an Initial Purchaser) constitute the only information furnished by such Initial Purchaser to the Company for the purposes of Sections 1(a) and 8 hereof. The Initial Purchasers confirm that such statements (to such extent) are correct.

    13. NOTICES. Notice given pursuant to any of the provisions of this Agreement shall be in writing and shall be mailed or delivered (a) to the Company or AGI at:

         Affinity Group Holding, Inc.
         64 Inverness Drive East
         Englewood, Colorado  80112
         Attention:  Chief Financial Officer

    with a copy to:

         Kaplan, Strangis and Kaplan, P.A.
         5500 Norwest Center
         90 South Seventh Street
         Minneapolis, Minnesota  55402
         Attention:  Andris A. Baltins, Esq.

or (b) to the Initial Purchasers:

         Citicorp Securities, Inc.
         Citibank Canada Securities Limited
         Citibank International plc
         c/o Citicorp Securities, Inc.
         399 Park Avenue
         New York, New York  10022
         Attention:  High-Yield Finance Group

                   and

         CIBC Wood Gundy Securities Corp.
         425 Lexington Avenue, 3rd Floor
         New York, New York  10017
         Attention: High-Yield Finance Group

    with a copy to:

         Weil, Gotshal & Manges LLP
         767 Fifth Avenue
         New York, New York  10153
         Attention:  Ronald F. Daitz, Esq.

Any notice given hereunder may be made by telecopier or telephone, but if so made shall be subsequently confirmed in writing.

    14. SUCCESSORS. This Agreement shall inure to the benefit of and shall be binding upon the Initial Purchasers, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and AGI contained in Section 8 of this Agreement shall also be for the benefit of the directors, officers, employees and agents of the Initial Purchasers and any person or persons who control the Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and
(ii) the indemnities of the Initial Purchasers contained in Section 8 of this Agreement shall also be for the benefit of the directors and officers of the Company and any person or persons who control the Company within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Notes from an Initial Purchaser shall be deemed a successor to such Initial Purchaser solely because of such purchase.

    15. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

    16. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchasers, AGI and the Company in accordance with its terms.

                             Very truly yours,

                             AFFINITY GROUP HOLDING, INC.


                             By:
                                --------------------------
                             Name:
                                --------------------------
                             Title:
                                --------------------------


         The undersigned is executed and delivered as of the date first written above for the purpose of being bound by Sections 8, 9, 10, 13, 14, 15 and 16 hereof.

                             AFFINITY GROUP, INC.



                             By:
                                  --------------------------
                             Name:
                                  --------------------------
                             Title:
                                  --------------------------

Confirmed and accepted as of
the date first above written:

CITICORP SECURITIES, INC.
CITIBANK CANADA SECURITIES LIMITED
CITIBANK INTERNATIONAL PLC
CIBC WOOD GUNDY SECURITIES CORP.

By: Citicorp Securities, Inc.


By:
   --------------------------
Name:
   --------------------------

Title:
   --------------------------

                                      SCHEDULE I


                                     SUBSIDIARIES


Affinity Group, Inc.
Ehlert Publishing Group, Inc.
Expositions Group, Inc.
Affinity Insurance Group, Inc.
Affinity Brokerage, Inc.
Affinity Road and Travel Club, Inc.
Affinity Group Thrift Holding Corp.
Affinity Thrift and Loan
AGI Properties of Colorado, Inc.
A-B Development Co.
Camp Coast to Coast, Inc.
Golf Card Holding Corporation
Golf Card International Corp.
Golf Card Resort Services, Inc.
GSS Enterprises, Inc.
National Association for Female Executives, Inc.
TL Enterprises, Inc.
VBI, Inc.
Venture Enterprises, Inc. (being dissolved)
Woodall Publications Corporation

                                     SCHEDULE II




                                                                     Principal
                                                                     Amount of
                     Initial Purchaser                                 Notes
  ------------------------------------------------------------         -----
Citicorp Securities, Inc......................................     $ 34,666,667
Citibank Canada Securities Limited............................       34,666,667
Citibank International plc....................................       34,666,667
CIBC Wood Gundy Securities Corp...............................       26,000,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                       Annex A

                          OPINION OF COUNSEL FOR THE COMPANY

         All capitalized terms not defined herein have the meanings set forth in the Purchase Agreement to which this Annex A is attached.

    (1) Each of the Company, the Subsidiaries and the Camping World Subsidiaries has been duly incorporated and each of the Company, the Subsidiaries and the Camping World Subsidiaries is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with authority and power, corporate or otherwise, to own, lease and operate its properties and to conduct its business as described or contemplated in the Offering Memorandum.

    (2) As of the date indicated in the Offering Memorandum, the Company had the authorized, issued and outstanding capital stock as set forth under the caption "Actual" under the heading "Capitalization" in the Offering Memorandum; all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable; and, to such counsel's knowledge, the issuance of the Notes and the consummation of the transactions contemplated by the Transaction Documents do not give any person the right to require registration of any securities of the Company or any of the Subsidiaries or the Camping World Subsidiaries except for the rights granted pursuant to the Notes Registration Rights Agreement.

    (3) Based solely on such counsel's review of stock records, the Company owns of record and, to such counsel's knowledge, beneficially, either directly or indirectly, 100% of the capital stock of the Subsidiaries and the Camping World Subsidiaries. All of the issued and outstanding shares of each of the Subsidiaries and the Camping World Subsidiaries have been validly issued and are fully paid and non-assessable and were not issued in violation of preemptive or similar rights; and, to such counsel's knowledge, such shares are owned free and clear of any liens, claims or encumbrances of any kind except for liens, claims or encumbrances arising in respect of the Credit Agreement and limitations on transfer arising in respect of federal or state securities laws.

    (4) The issuance, sale and delivery of the Notes, the Exchange Notes and, if issued, the Private Exchange Notes, the execution, delivery and performance of the Transaction Documents, the consummation by each of the Company and AGI of the transactions contemplated hereby and thereby and the compliance by each of the Company and

         AGI with the terms of the foregoing do not and will not conflict with or constitute or result in a breach or violation by the Company or any of the Subsidiaries or the Camping World Subsidiaries of (A) any of the terms or provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) by the Company or any of the Subsidiaries or the Camping World Subsidiaries or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness under, or result in the creation or imposition of any lien, charge, security interest or other encumbrance upon any property or assets of the Company or any of the Subsidiaries or the Camping World Subsidiaries under, any Contract known to such counsel, (B) the applicable Organization Documents of the Company or any of the Subsidiaries or the Camping World Subsidiaries, or (C) any Law applicable to the Company or any of the Subsidiaries or the Camping World Subsidiaries.

    (5) Each of the Company and AGI has all requisite corporate power and authority to execute, deliver and perform its respective obligations under the Agreement and to consummate the transactions contemplated hereby. The Agreement has been duly and validly authorized, executed and delivered by each of the Company and AGI and constitutes the legal, valid and binding obligation of each of the Company and AGI, enforceable against each of them in accordance with its terms, except for the Enforceability Exceptions and as to rights of indemnification or contribution thereunder may be limited by principles of public policy or federal or state securities laws relating thereto.

    (6) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture. The Indenture has been duly and validly authorized, executed and delivered by the Company and (assuming the due execution and delivery thereof by the Trustee) constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except for the Enforceability Exceptions; the Indenture is in sufficient form for due qualification under the Trust Indenture Act.

    (7) The Company has all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Notes, the Exchange Notes and the Private Exchange Notes. The Notes, the Exchange Notes and the Private Exchange Notes have each been duly and validly authorized by the Company and, when duly executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture, and, in the case of the Notes, when delivered and paid for in the manner provided for herein, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and will be enforceable against the Company in accordance with their terms, except for the Enforceability Exceptions.

    (8) Each of the Company and AGI has all requisite corporate power and authority to execute, deliver and perform its respective obligations under the Notes Registration Rights Agreement. The Notes Registration Rights Agreement has been duly and validly authorized, executed and delivered by each of the Company and AGI and (assuming the due authorization, execution and delivery thereof by the Initial Purchasers) constitutes the legal, valid and binding obligation of each of the Company and AGI, enforceable against each of them in accordance with its terms except for the Enforceability Exceptions and as to rights of indemnification or contribution thereunder may be limited by principles of public policy or federal or state securities laws relating thereto.

    (9) Each of the Company, the Subsidiaries and the Camping World Subsidiaries has all requisite corporate power and authority to execute, deliver and perform its obligations under the Credit Agreement (to the extent a party thereto). The CWI Stock Purchase Agreement has been duly and validly authorized, executed and delivered by AGI and (assuming the due execution and delivery thereof by the other parties thereto), constitutes the legal, valid and binding obligation of AGI, enforceable against it in accordance with its terms except for the Enforceability Exceptions and as to rights and indemnification or contribution thereunder may be limited by principles of public policy or federal or state securities laws relating thereto. The Credit Agreement has been duly and validly authorized, executed and delivered by the Company, the Subsidiaries and the Camping World Subsidiaries and (assuming the due execution and delivery thereof by Fleet National Bank and the other lender institutions party thereto) constitutes the legal, valid and binding obligation of the Company, the Subsidiaries and the Camping World Subsidiaries, enforceable against each of them in accordance with its terms except for the Enforceability Exceptions.

    (10) Except for such consents, approvals, authorizations, exemptions, orders or decrees as may be required under (i) applicable state securities or "Blue Sky" laws in connection with the purchase and resale of the Notes by the Initial Purchasers, (ii) the Trust Indenture Act in connection with the issuance of Exchange Notes or
         (iii) the Act and state securities or "Blue Sky" laws in connection the actions contemplated by the Notes Registration Rights

         Agreement, as to which no opinion is expressed and except for such consents, approvals, authorizations, exemptions, orders or decrees which have been obtained and are in full force and effect, no consent, approval, authorization, exemption, order or decree of any court or governmental or regulatory agency or body (including without limitation, the FTC and the DOJ) is required (x) for the execution, delivery and performance by the Company or AGI of this Agreement or any other Transaction Document (to the extent a party thereto) or by the Company or any of the Subsidiaries or the Camping World Subsidiaries of the Acquisition Documents (to the extent a party thereto), (y) the valid authorization, authentication, issuance, sale and delivery of the Notes, the Exchange Notes or the Private Exchange Notes or (z) to permit the Company to effect payments of principal of, premium and interest on the Notes, the Exchange Notes and, if issued, the Private Exchange Notes.

    (11) To such counsel's knowledge, (i) there is no legal action, suit, proceeding, inquiry or investigation before or by any court or governmental or regulatory body or agency or arbitrator (including without limitation the FTC and the DOJ) (domestic or foreign) now pending or threatened against or affecting the Company or any of the Subsidiaries or the Camping World Subsidiaries or any of their respective properties which, individually or in the aggregate, would have a Material Adverse Effect except as may be disclosed in the Offering Memorandum and (ii) there are no legal or governmental proceedings involving or affecting the Company or any Subsidiary or Camping World Subsidiary or any of their respective properties or assets which would be required to be described in a prospectus pursuant to the Act that are not described in the Offering Memorandum, nor are there any material contracts or other documents which would be required to be described in a prospectus pursuant to the Act that are not described in the Offering Memorandum.

    (12) The Company has not taken nor will it take any action that might cause this Agreement or the sale of the Notes to or by the Initial Purchasers to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

    (13) The statements in the Offering Memorandum under the headings "Description of the Notes" and "Exchange Offer and Registration Rights" insofar as such statements purport to summarize matters of law or the material provisions of the Indenture, the Notes, and the Notes Registration Rights Agreement constitute accurate summaries thereof in all material respects.

    (14) Neither the Company nor any of the Subsidiaries or the Camping World Subsidiaries is now, nor will any of them be, after sale of the Notes to be sold by the Company hereunder and application of the net proceeds from such sale as described in the Offering Memorandum under the heading "Use of Proceeds" and consummation of each of the transactions contemplated by the Offering Memorandum, an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

    (15) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 4 and the due performance by the Initial Purchasers of their obligations under Section 4, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers or the reoffer and resale by the Initial Purchasers in the manner contemplated by Section 4 of this Agreement to register the Notes under the Act or to qualify any indenture in respect of the Notes under the Trust Indenture Act.

         In addition such counsel shall also include within their opinion a statement to the effect that such counsel has participated in conferences with representatives of the Initial Purchasers, counsel to the Initial Purchasers, officers and other representatives of the Company, and representatives of the independent public accountants of the Company, at which conferences the contents of the Offering Memorandum and related matters were discussed, and although such counsel has not verified and does not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except and only to the extent as set forth in paragraph 13 above), on the basis of the foregoing (relying as to materiality to a large extent upon representations and opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel which lead such counsel to believe that the Offering Memorandum at the date thereof or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED that such counsel need not express any comment with respect to the financial statements including the notes thereto and supporting schedules, any pro forma financial statements or any other financial and statistical data set forth or referred to in the Offering Memorandum.

         References to the Offering Memorandum in this Annex A include any amendments or supplements made thereto in accordance with the terms of the Purchase Agreement on or prior to the Closing Date.

         In rendering such opinions, such counsel (A) need not express any opinion with regard to the application of laws of any jurisdiction other than the Federal law of the United States and the laws of the State of Minnesota and the General Corporation Law of the State of Delaware, (B) as to the laws of the states of New York and Kentucky, such counsel may assume that such laws are substantially the same as the laws of the State of Minnesota, and (C) may rely, as to matters of fact, to the extent they deem proper on representations or certificates of responsible officers of the Company and certificates of public officials.